Rule 497(d)



                                     FT 394

                  Software Innovations 2000 Portfolio, Series 2

              Supplement to the Prospectus dated December 15, 1999

        Notwithstanding anything to the contrary in the Prospectus, all shares of Commerce One, Inc. (Ticker: CMRC) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

September 28, 2004